Exhibit 10.1

AMENDMENT

AMENDMENT (this ‘‘Amendment’’), dated as of April 13, 2006, to the Credit Agreement, dated as of August 2, 2005 (the ‘‘Credit Agreement’’), among Aspen Insurance Holdings Limited, a Bermuda exempted limited liability company (the ‘‘Company’’), the Subsidiary Borrowers (together with the Company, the ‘‘Borrowers’’ and individually, a ‘‘Borrower’’), the several banks and other financial institutions or entities from time to time parties thereto (the ‘‘Lenders’’), Bank of America, N.A. and Calyon, New York Branch, as co-syndication agents (in such capacities, each a ‘‘Co-Syndication Agent’’), Credit Suisse, Cayman Islands Branch and Deutsche Bank AG, New York Branch, as co-documentation agent (in such capacities, each a ‘‘Co-Documentation Agent’’), The Bank of New York, as collateral agent (the ‘‘Collateral Agent’’), and Barclays Bank Plc, as administrative agent (the ‘‘Administrative Agent’’).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II. Amendment to Section 7.1(b). Section 7.1(b) is hereby amended and restated in its entirety to read as follows:

‘‘(b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as at any date to be less than the sum of (i) $1,106,175,000, (ii) 50% of Consolidated Net Income during the period from January 1, 2005 to and including such date (if positive) and (iii) 50% of the aggregate Net Cash Proceeds of all issuances by the Company of shares of its Capital Stock during the period from January 1, 2005 to and including such date

III. Effective Date. This Amendment shall become effective on the date (the ‘‘Effective Date’’) on which the Borrowers and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

IV. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, and the other Loan Documents (including the security interests granted pursuant to the Security Agreement) are and shall remain in full force and effect.

V. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

VI. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ASPEN INSURANCE HOLDINGS LIMITED, as a Borrower

By:	/s/ Julian Cusack
Name:	Julian Cusack
Title:	Chief Financial Officer

ASPEN INSURANCE LIMITED, as a Borrower

By:	/s/ Julian Cusack
Name:	Julian Cusack
Title:	Chief Executive Officer

ASPEN INSURANCE UK LIMITED, as a Borrower

By:	/s/ Sarah Davies
Name:	Sarah Davies
Title:	Director

ASPEN (UK) HOLDINGS LIMITED, as a Borrower

By:	/s/ Sarah Davies
Name:	Sarah Davies
Title:	Director

ASPEN SPECIALTY INSURANCE COMPANY, as a Borrower

By:	/s/ Gayle Haskell
Name:	Gayle Haskell
Title:	Chief Financial Officer

ASPEN U.S. HOLDINGS, INC., as a Borrower

By:	/s/ Julian Cusack
Name:	Julian Cusack
Title:	Chief Financial Officer

BARCLAYS BANK PLC, as Administrative Agent and a Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Associate Director

BANK OF AMERICA, N.A., as a Co-Syndication Agent and a Lender

By:	/s/ Timothy Cassidy
Name:	Timothy Cassidy
Title:	Vice President

CALYON, NEW YORK BRANCH, as a Co-Syndication Agent and a Lender

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

By:	/s/ Charles Kornberger
Name:	Charles Kornberger
Title:	Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Co-Documentation Agent and a Lender

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ James Neira
Name:	James Neira
Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Co-Documentation Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO BANK N.V., as a Lender

By:	/s/ Neil R. Stein
Name:	Neil R. Stein
Title:	Director

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Director

CITIBANK, N.A. , as a Lender

By:	/s/ Michael Taylor
Name:	Michael Taylor
Title:	Managing Director

THE BANK OF NEW YORK, as Collateral Agent and a Lender

By:	/s/ Lizanne T. Eberle
Name:	Lizanne T. Eberle
Title:	Vice President

THE BANK OF N.T. BUTTERFIELD & SON LIMITED, as a Lender

By:
Name:
Title:

HSBC BANK, USA, N.A., as a Lender

By:	/s/ Kenneth J. Johnson
Name:	Kenneth J. Johnson
Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director